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                                                                    EXHIBIT 10.1

                       FOURTH LOAN MODIFICATION AGREEMENT

        This Fourth Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of January 20, 2006, but effective as of December 26, 2005, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and VOXWARE, INC., a Delaware corporation with its chief executive office located at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 29, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of December 29, 2003, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of May 28, 2004, by and between Borrower and Bank, as amended by a certain Second Loan Modification Agreement dated as of December 8, 2004, by and between Borrower and Bank, and as further amended by a certain Third Loan Modification Agreement dated as of November 9, 2005, by and between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.      DESCRIPTION OF CHANGE IN TERMS.

        A.      MODIFICATIONS TO LOAN AGREEMENT.

                1. The Loan Agreement shall be amended by deleting Section 2.1.1(a) thereof in its entirety and inserting in lieu thereof the following:

                        "       (a)     REVOLVING LINE AVAILABILITY. Bank shall
                        make Advances not exceeding the following ("Revolving Line Availability"): (i) the Revolving Line, minus (ii) the aggregate outstanding balance of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), plus an amount equal to any Letter of Credit Reserves, minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

                2. The Loan Agreement shall be amended by inserting the following new provisions to appear as Section 2.1.1A, 2.1.1B, and 2.1.1C thereof:

                        "2.1.1A LETTERS OF CREDIT SUBLIMIT.

                                (a) Bank shall issue or have issued Letters of Credit for Borrower's account not exceeding Revolving Line Availability. The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed One Hundred Thousand Dollars ($100,000.00), inclusive of Credit Extensions relating to Sections 2.1.1B and 2.1.1C. Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank on and after (i) the Revolving Maturity Date, or (ii) the termination of the Revolving Line by Borrower, or (iii) the occurrence of an Event of Default hereunder.

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                        All Letters of Credit shall be in form and substance
                        acceptable to Bank in its sole discretion, and shall be subject to the terms and conditions of Bank's standard Application and Letter of Credit Agreement ("Letter of Credit Application"). Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

                                (b)     The obligation of Borrower to
                        immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, and the Letter of Credit Application. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                                (c) Borrower may request that Bank issue a Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as an Advance to Borrower of the equivalent of the amount thereof (plus fees and charges in connection therewith such as wire, cable, SWIFT or similar charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for transfer to the country of which it is the currency.

                                (d)     Upon the issuance of any Letter of
                        Credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Revolving Line for protection against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such Letter of Credit (the "Letter of Credit Reserve"). The amount of the Letter of Credit Reserve may be amended by Bank from time to time to account for fluctuations in the exchange rate. The availability of funds under the Revolving Line shall be reduced by the amount of the Letter of Credit Reserve for as long as such Letter of Credit remains outstanding.

                        2.1.1B FOREIGN EXCHANGE SUBLIMIT. Borrower may enter into foreign exchange forward contracts with Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one (1) Business Day after the contract date (the "FX Forward Contract"). Bank shall subtract 10% of each outstanding FX Forward Contract (the "FX Reserve") from the foreign exchange sublimit, which sublimit is a maximum of One Hundred Thousand Dollars ($100,000.00), inclusive of Credit Extensions relating to Sections 2.1.1A and 2.1.1C. The total FX Forward Contracts at any one time may not exceed ten (10) times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs. The Obligations of Borrower relating to this Section may not exceed Revolving Line Availability.

                        2.1.1C CASH MANAGEMENT SERVICES SUBLIMIT. Borrower may request and utilize the Bank's cash management services (the "Cash Management Services"), which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in the various cash management services agreements related to such Cash Management Services. The maximum amount of Obligations relating to Cash Management Services shall not exceed One Hundred Thousand Dollars ($100,000.00) (the "Cash Management Services Sublimit"), inclusive of Credit Extensions relating to Sections 2.1.1A and 2.1.1B. The aggregate amounts utilized under the Cash Management Services Sublimit shall at all times reduce the amount otherwise available for Credit Extensions under the Revolving Line. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower to Bank for any Cash Management Services will be treated as Advances under the Revolving Line and will accrue interest at the interest rate applicable to Advances."

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                3.      The Loan Agreement shall be amended by inserting the
                        following new provision to appear as Section 2.1.5 thereof:

                        "2.1.5 OVERADVANCES. If, at any time, Borrower's aggregate Obligations under Section 2.1.1, 2.1.1A, 2.1.1B, and 2.1.1C exceed the Revolving Line, Borrower must immediately pay in cash to Bank such excess

                4. The Loan Agreement shall be amended by inserting the following definition appearing in Section 13.1 thereof:

                        ""REVOLVING LINE MATURITY DATE" is December 27, 2005."

                        and inserting in lieu thereof :

                        ""REVOLVING LINE MATURITY DATE" is December 26, 2006."

                5. The Loan Agreement shall be amended by inserting the following definitions to appear alphabetically in
                        Section 13.1 thereof:

                        ""CASH MANAGEMENT SERVICES" is defined in Section
                        2.1.1C."

                        ""CASH MANAGEMENT SERVICES SUBLIMIT" is defined in
                        Section 2.1.1C."

                        ""FX FORWARD CONTRACT" is defined in Section 2.1.1B."

                        ""FX RESERVE" is defined in Section 2.1.1B"

                        ""LETTER OF CREDIT" means a standby letter of credit issued by Bank or another institution based upon an application, guarantee, indemnity or similar agreement on the part of Bank as set forth in Section 2.1.1A."

                        ""LETTER OF CREDIT APPLICATION" is defined in Section 2.1.1A."

                        ""LETTER OF CREDIT RESERVE" has the meaning set forth in
                        Section 2.1.1A."

                        ""REVOLVING LINE AVAILABILITY" is defined in Section 2.1.1."

4. FEES. Borrower shall pay to Bank a modification fee equal to One Thousand Dollars ($1,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of December 29, 2003, between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing, in all material respects, of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, and shall remain in full force and effect.

6. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 29, 2003, between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed in any material respect, as of the date hereof.

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7.      CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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        This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


BORROWER:                                      BANK:

VOXWARE, INC.                                  SILICON VALLEY BANK

By:  /s/ Paul Commons                          By:  /s/ Thomas F. Gordon
   ------------------------------                 ------------------------------

Name:    Paul Commons                          Name:    Thomas F. Gordon
     ----------------------------                   ----------------------------

Title:   CFO                                   Title:   Vice President
      ---------------------------                    ---------------------------

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The undersigned, EDISON VENTURE FUND V, L.P. ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated December 29, 2003 (the "Guaranty") and acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

                                        EDISON VENTURE FUND V, L.P.
                                        By: Edison Partners V, L.P., its general
                                            partner

                                            /s/ Ross Martinson
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        The undersigned, CROSS ATLANTIC TECHNOLOGY FUND II, L.P. ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated December 29, 2003 (the "Guaranty") and acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

                                        CROSS ATLANTIC TECHNOLOGY FUND II, L.P.
                                        By: XATF Management II, L.P., its
                                            general partner
                                        By: Cross Atlantic Capital Partners III,
                                            Inc., its general parter

                                            /s/ Brian Adamsky
                                        ----------------------------------------


        The undersigned, VERBEX ACQUISITION CORPORATION, a Delaware corporation ("Guarantor") hereby: (i) ratifies, confirms and reaffirms, all and singular, the terms and conditions of (A) a certain Unlimited Guaranty of the obligations of Borrower to Bank dated January 27, 2004 (the "Guaranty"), (B) a certain Security Agreement by Guarantor in favor of Bank dated January 27, 2004 (the "Security Agreement");(ii) acknowledges, confirms and agrees that the Guaranty, and Security Agreement shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement or any other documents, instruments and/or agreements executed and/or delivered in connection herewith; and (iii) acknowledges, confirms and agrees that the obligations of Borrower to Bank under the Guaranty include, without limitation, all Obligations of Borrower to Bank under the Loan Agreement, as amended by this Loan Modification Agreement.

                                        VERBEX ACQUISITION CORPORATION

                                            /s/ Paul Commons
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